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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                        event reported): October 30, 2002
                                         ----------------



                               HARRIS CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                           1-3863                         34-0276860
----------------------------------   -----------------------------    ------------------------------
  (State or other jurisdiction of      (Commission File Number)             (I.R.S. Employer
          incorporation)                                                   Identification No.)


    1025 West NASA Blvd., Melbourne, FL                         32919
------------------------------------------------    --------------------------
 (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (321) 727-9100

                                    No Change
   ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)







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Items 1.-4.       Not Applicable.

Item 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On October 30, 2002, Harris Corporation ("Harris") announced that on October 29, 2002, in the United States Federal District Court for the Northern District of Texas, a jury rendered a verdict in favor of Harris in a patent infringement case against Ericsson, Inc. and its parent company. The jury awarded Harris approximately $61 million in compensatory damages and found that Ericsson's conduct was "willful."

                  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Items 6.          Not Applicable.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements.
                                    None.

                  (b)      Pro Forma Financial Information.
                                    None.

                  (c)      Exhibits.

                           The following document is filed as an Exhibit to this
                           Report:

                           99.1     Press Release, dated October 30, 2002.

Items 8. - 9.     Not Applicable.

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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARRIS CORPORATION


                                        By:      /s/  Bryan R. Roub
                                             -----------------------------------
                                        Name:    Bryan R. Roub
                                        Title:   Senior Vice President
                                                   and Chief Financial Officer




Date:   October 30, 2002



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                                  EXHIBIT INDEX


           Exhibit No.
  Under Regulation S-K, Item 601                      Description
----------------------------------       ---------------------------------------

              99.1                       Press Release, dated October 30, 2002.